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                                                                    EXHIBIT 10.1
                        TUCKER DRILLING COMPANY, INC.
                         INCENTIVE STOCK OPTION PLAN
                          (AS AMENDED AND RESTATED)


                                 INTRODUCTION



                 On February 12, 1988, the Board of Directors of Tucker Drilling Company, Inc. adopted the following Incentive Stock Option Plan as an amendment and restatement of the Tucker Drilling Company, Inc. 1983 Incentive Stock Option Plan:

                 1. PURPOSE. The purpose of the Plan is to provide employees and non-employee directors with a proprietary interest in the Company through the granting of options which will

                          (a) increase the interest of the employees and directors in the Company's welfare;

                          (b) furnish an incentive to the employees and directors to continue their services for the Company; and

                          (c) provide a means through which the Company may attract able persons to enter its employ or to serve on its Board.

                 2. ADMINISTRATION. The Plan will be administered by the Executive Committee of the Board, except that the Audit Committee of the Board shall administer the Plan to the extent that it covers non-employee directors and employees who are officers or directors of the Company.

                 3. PARTICIPANTS. The Committee shall, from time to time, select the particular key employees and non-employee directors of the Company and its Subsidiaries to whom options are to be granted, and who will, upon such grant, become participants in the Plan. An Incentive Option may not be granted to a director who is not an employee of the Company or its Subsidiaries.

                 4. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company or its Parent or Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the Common Stock at the time the Incentive Option is granted and the Incentive Option is not exercisable more than five years from the date it is granted.
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                 5.       SHARES SUBJECT TO PLAN.  The Committee may not grant
         options under the Plan for more than 200,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.

                 6. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock which any employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under this Plan and all incentive stock option plans of the Company or its Parent or Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the Common Stock purchasable by exercise of an Incentive Option (or an installment thereof) shall be counted against the $100,000 annual limitation for an employee only for the calendar year such stock is first purchasable under the terms of the option.

                 7. ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options to key employees and non-employee directors of the Company or its Subsidiaries. The grant of an option to an individual shall not be deemed either to entitle the individual to, or to disqualify the individual from, participation in any other grant of options under the Plan.

                 8. GRANT OF OPTIONS. The Committee is authorized to grant Incentive Options and Nonqualified Options under the Plan. The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan, including provisions that may be necessary to assure that any option that is intended to be an Incentive Option will comply with Section 422A of the Internal Revenue Code. The Company shall execute stock option agreements upon instructions from the Committee. An option agreement may provide, if the Committee so determines, that upon exercise of the option the Committee may elect to pay, in lieu of





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         receipt from the optionholder of the exercise price and issuance of certificates for the shares of stock exercised, an amount equal to the excess of the fair market value per share on the date of exercise over the per share exercise price under the option, multiplied by the number of shares covered by the option or portion thereof being exercised ("Stock Appreciation"). If such an election is made, the Stock Appreciation shall be paid to the optionholder either in cash or in Common Stock or in cash and Common Stock (based on the fair market value of such stock on the date of the election by the optionholder), as the Committee shall determine. The option to purchase shares shall terminate with respect to the number of shares for which the Stock Appreciation is paid. The Plan shall be submitted to the Company's stockholders for approval. The Committee may grant options under the Plan prior to the time of stockholder approval, which options will be effective when granted, but if for any reason the stockholders of the Company do not approve the Plan prior to one year from the date of adoption of the Plan by the Committee, all options granted under the Plan will be terminated and of no effect, and no option may be exercised in whole or in part prior to such stockholder approval.

                          A stock option agreement may provide that the optionholder may request approval from the Committee to exercise an option or a portion thereof by tendering shares of Common Stock at the fair market value per share on the date of exercise in lieu of cash payment of the exercise price.

                 9. OPTION PRICE. The option price shall not be less than 100% of the fair market value per share of the Common Stock on the date the option is granted. The fair market value of the Common Stock on the date of grant of the option shall be the average of the closing bid and asked price of the Common Stock on the date of grant, as reported by NASDAQ, or, if the stock is listed on one or more registered national securities exchanges, the reported closing price of the Common Stock on the date of grant (or if no sale has been reported on such date, on the most recent date on which a sale has been reported) on the exchange designated by the Committee.

                 10. OPTION PERIOD. The Option Period will begin on the date the option is granted, which will be the date the Committee authorizes the option unless the Committee specifies a later date. No option may terminate later than ten years from the date the option is granted. The Committee may provide for





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         the exercise of options in installments (which the Committee may, at its discretion, accelerate) and upon such terms, conditions and restrictions as it may determine. The Committee may provide for termination of the option in the case of termination of employment or services as a director or any other reason.

                 11. RIGHTS IN EVENT OF DEATH. If a participant dies prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date of the participant's death (subject to the Committee's power to accelerate), by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, provided the option is exercised prior to the date of its expiration or one year from the date of the participant's death, whichever first occurs.

                 12. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check or by tendering shares of Common Stock at the fair market value per share at the time of exercise, or on such other terms as are set forth in the applicable option agreement. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.

                 13. EXERCISE OF OPTION. Options granted under the Plan may be exercised during the Option Period, at such times, in such amounts, in accordance with such terms and subject to such restrictions as are set forth in the applicable stock option agreements. In no event may an option be exercised or shares be issued pursuant to an option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been taken or secured. The Committee may offer an optionholder, upon such conditions and restrictions as it deems advisable and in lieu of receipt from him of the exercise price and issuance of certificates for the shares of stock exercised, the right to elect payment in cash, Common Stock, or a combination of cash and Common Stock as the Committee shall determine in an amount equal to the Stock Appreciation.





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                 14.      CAPITAL ADJUSTMENTS AND REORGANIZATIONS.  The number
         of shares of Common Stock covered by each outstanding option granted under the Plan and the option price may be adjusted to reflect, as deemed appropriate by the Committee, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

                 15. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution. During a participant's lifetime, options granted to a participant may be exercised only by the participant.

                 16. INTERPRETATION. The Committee shall interpret the Plan and any options granted under the Plan, and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations.

                 17. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that any amendment that would (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities that may be issued under the Plan, or (c) materially modify the requirements of eligibility for participation in the Plan must be approved by the stockholders of the Company.

                 18. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Committee shall be deemed to give any officer, employee or director any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by the stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

                 19. TERM. Unless sooner terminated by action of the Committee, this Plan will terminate on January 31, 1993. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.





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                 20.      DEFINITIONS.  For the purpose of this Plan, unless
         the context requires otherwise, the following terms shall have the meanings indicated:
                          (a) "Plan" means this amended and restated Incentive Stock Option Plan, as it may be amended from time to time.

                          (b) "Company" means Tucker Drilling Company, Inc., a Delaware corporation.

                          (c) "Board" means the board of directors of the Company.

                          (d) "Committee" means the Executive Committee or the Audit Committee of the Board, whichever is administering the Plan with respect to a particular grantee.

                          (e) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

                          (f) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

                          (g) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                          (h) "Option Period" means the period during which an option may be exercised.





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                          (i)     "Key employees" means those employees of the
                                  Company and its Subsidiaries whose
                                  performance and responsibilities are
                                  determined by the Company to be influential to the success of the Company.

                          (j) "Incentive Option" means an option granted under the Plan which meets the requirements of Section 422A of the Internal Revenue Code.

                          (k) "Nonqualified Option" means an option granted under the Plan which is not intended to be an Incentive Option.





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                               AMENDMENT NO. 1
                                      TO
                        TUCKER DRILLING COMPANY, INC.
                         INCENTIVE STOCK OPTION PLAN
                (AS AMENDED AND RESTATED ON FEBRUARY 12, 1988)


                 Pursuant to Section 17 of the Tucker Drilling Company, Inc. Incentive Stock Option Plan, as amended and restated on February 12, 1988 (the "Plan"), Section 8 of the Plan hereby is amended to read as follows:

                 8. GRANT OF OPTIONS. The Committee is authorized to grant Incentive Options and Nonqualified Options under the Plan. The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan, including provisions that may be necessary to assure that any option that is intended to be an Incentive Option will comply with Section 422 of the Internal Revenue Code. The Company shall execute stock option agreements upon instructions from the Committee.

                 A stock option agreement may provide that the option holder may request approval from the Committee to exercise an option or a portion thereof by tendering shares of Common Stock at the fair market value per share on the date of exercise in lieu of cash payment of the exercise price.

                 IN WITNESS WHEREOF, the undersigned has executed this Amendment on the 7th day of August, 1991.

                                             TUCKER DRILLING COMPANY, INC.



                                             By /s/ Charles B. Middlekauf
                                               ---------------------------